                                                                  Exhibit 99(A)


                         DISCOVER CARD MASTER TRUST
                                Series 1993-1
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 27, 1993, for Series 1993-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                                       Total          Interest        Principal
                              -------------------------------------------------
                              $44,591,858.55    $44,591,858.55            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                              -------------------------------------------------
                              $  59.45581140    $  59.45581140     $ 0.00000000

   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.

                                       Total          Interest        Principal
                              -------------------------------------------------
                              $ 2,537,268.96    $ 2,537,268.96            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                              -------------------------------------------------
                              $  52.99999916    $  52.99999916      $0.00000000

Series 1993-1


B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.          $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.         $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.    $148,586,346.04


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.  $1,126,440,298.52


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $9,442,120.16


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.     $71,566,416.75


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.      $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $7,049,654,379.31

   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.


                                              Class A                Class B
                                              -------                -------
                                                  $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest


                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses


                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000



      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.



                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (f) The amount set forth in paragraph (e) above, per $1,000 interest.



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


   3. Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.



                                              Class A                Class B
                                              -------                -------

                                           $15,000,000.00           $957,459.96



   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.


                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                           $19,946,825.00        $15,957,460.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                   2.50%                 33.33%


   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.



                                              Class A                Class B
                                              -------                -------

                                               1.00000000            1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1993-2
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of December 1, 1993, for Series 1993-2, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------

                              $43,200,000.00    $43,200,000.00            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                              $  54.00000000    $  54.00000000     $ 0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------


                              $ 1,916,705.04    $ 1,916,705.04            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                              $  57.50000120    $  57.50000120      $0.00000000

Series 1993-2


B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.          $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.         $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.    $158,552,749.54


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.  $1,201,954,396.33


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $6,612,345.46


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.     $50,120,765.21


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.      $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $7,049,654,379.31



   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.



                                              Class A                Class B
                                              -------                -------

                                                  $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest


                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses


                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.


                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.


                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (f) The amount set forth in paragraph (e) above, per $1,000 interest.


                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000



   3. Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.


                                              Class A                Class B
                                              -------                -------

                                         $15,999,999.96             $666,680.04


   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.




                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                          $20,833,350.00         $8,333,340.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                   2.50%                 25.00%


   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.



                                              Class A                Class B
                                              -------                -------

                                              1.00000000            1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1993-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for 1997
   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $21,699,999.96    $21,699,999.96            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $61.99999989      $61.99999989      $0.00000000



   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------

                               $1,063,798.56     $1,063,798.56            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $64.50000364      $64.50000364      $0.00000000

Series 1993-3



B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.          $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.         $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $69,400,084.88


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.    $526,133,392.45


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $3,146,659.00


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.     $23,874,157.45


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.      $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $7,049,654,379.31



   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.


                                              Class A                Class B
                                              -------                -------

                                                  $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses



                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.


                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.



                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (f) The amount set forth in paragraph (e) above, per $1,000 interest.



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


   3. Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.



                                              Class A                Class B
                                              -------                -------

                                          $6,999,999.96             $329,859.96


   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                           $9,162,325.00         $5,497,395.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                    2.50%                33.33%


   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.



                                              Class A                Class B
                                              -------                -------

                                               1.00000000            1.00000000

                                                                       Exhibit D



                         DISCOVER CARD MASTER TRUST
                                Series 1994-2
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $51,224,995.24    $51,224,995.24            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $60.26470028      $60.26470028     $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $3,601,328.52     $3,601,328.52            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $80.50000045      $80.50000045      $0.00000000

Series 1994-2



B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.          $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.         $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.    $168,458,301.58


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.  $1,277,077,247.01


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $8,867,524.42


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.     $67,239,950.14


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.      $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $7,049,654,379.31



   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.



                                              Class A                Class B
                                              -------                -------

                                                  $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses



                                              Class A                Class B
                                              -------                -------

                                                   $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.



                                              Class A                Class B
                                              -------                -------

                                                    $0.00                 $0.00


      (f) The amount set forth in paragraph (e) above, per $1,000 interest.



                                              Class A                Class B
                                              -------                -------

                                               0.00000000            0.00000000


   3. Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.



                                              Class A                Class B
                                              -------                -------

                                         $17,000,000.04             $894,740.04


   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                   $0.00         $44,736,850.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.



                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                   0.00%                100.00%


   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.



                                              Class A                Class B
                                              -------                -------

                                               1.00000000            1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1994-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 20, 1994, for Series 1994-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $43,985,191.88    $43,985,191.88            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $58.64692251      $58.64692251     $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $3,059,235.00     $3,059,235.00            $0.00


     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $77.50000000      $77.50000000      $0.00000000

Series 1994-3

B.Information Regarding the Performance of the Trust

  1. Collections of Receivables

     (a)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,476,197,138.29


     (b)  The aggregate amount of Principal Collections
          processed during the related Due Periods.           $26,330,724,676.33


     (c)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $148,586,346.04


     (d)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,126,440,298.52


     (e)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $7,824,665.32


     (f)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $59,340,732.76


     (g)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $930,303,160.92


     (h)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $7,049,654,379.31


  2.  Investor Losses:  Reimbursement of Charge-Offs

     (a)  The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A            Class B
                                               -------            -------
                                                       $0.00             $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A          Class B
                                               -------          -------
                                                     $0.00            $0.00


     (d)  The amount set forth in paragraph (c)above, per
          $1,000 interest.
                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000


     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                               Class A          Class B
                                               -------          -------

                                                     $0.00            $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                               Class A          Class B
                                               -------          -------

                                            $15,000,000.00       $789,480.00


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                               Shared Amount    Class B Amount
                                               -------------    --------------
                                                        $0.00     $39,473,700.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                            Shared Amount        Class B Amount
                                            -------------        --------------
                                                  0.00%                100.00%

  5. The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                               Class A           Class B
                                               -------           -------

                                               1.00000000        1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1995-1
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997

Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of April 1, 1995, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $35,734,153.50    $35,734,153.50            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $59.55692250      $59.55692250      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $1,935,028.87     $1,935,028.87            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $61.27581209      $61.27581209      $0.00000000

Series 1995-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $118,899,549.71


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $901,360,027.11


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $6,240,317.24


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $47,297,156.83


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A             Class B
                                              -------             -------
                                                    $0.00               $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $12,000,000.00       $631,580.04


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $37,894,740.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount    Class B Amount
                                                -------------    --------------

                                                   0.00%                120.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1995-2
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of August 1, 1995, for Series 1995-2, and relating to the Pooling and Servicing Agreement dated as of August 1, 1995, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------

                              $32,750,000.04    $32,750,000.04            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $65.50000008      $65.50000008      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $1,776,330.00     $1,776,330.00            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $67.50000000      $67.50000000      $0.00000000

Series 1995-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $99,116,781.96


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $751,391,293.07


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $5,228,193.57


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $39,602,506.00


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


2.    Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------

                                                 0.00000000          0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------

                                                       $0.00               $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------

                                                 0.00000000          0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.


                                                 Class A             Class B
                                                 -------             -------

                                                       $0.00               $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------

                                                 0.00000000          0.00000000

  3.  Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------
                                              $9,999,999.96        $526,320.00


  4.  Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                    $0.00         $15,789,480.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                 0.00%                 60.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1995-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of September 1, 1995(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $29,424,572.36    $29,424,572.36            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $58.84914472      $58.84914472     $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $1,580,604.19     $1,580,604.19            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $60.06247872      $60.06247872      $0.00000000

Series 1995-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $99,116,781.96


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $751,391,293.07


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $5,228,193.57

      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $39,602,506.00


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


  2.  Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------

                                               0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------

                                                       $0.00              $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------

                                                0.00000000           0.00000000

      (e)  The aggregate amount of unreimbursed Class A
           and Class B Investor Losses in the Trust as of the
           end of the calendar year 1997.
                                                 Class A             Class B
                                                 -------             -------

                                                       $0.00               $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------

                                                0.00000000            0.00000000


  3.  Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B




                                           $9,999,999.96             $526,320.00

  4.  Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                             Shared Amount        Class B Amount

                                                   $0.00         $31,578,960.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                             Shared Amount        Class B Amount
                             -------------        --------------
                                 0.00%                120.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                               1.00000000           1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1996-1
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of January 18, 1996, for Series 1996-1, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $58,444,700.29    $58,444,700.29            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $58.44470029      $58.44470029      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $3,145,243.31     $3,145,243.31            $0.00


     (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $59.75914482      $59.75914482      $0.00000000

Series 1996-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29

      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $198,173,349.13


      (d)   The aggregate amount of Principal Collections
            processed during the related Due Periods which was
            allocated in respect of the Class A Certificates.  $1,502,356,534.16


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $10,454,243.88


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $79,261,067.62


     (g)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $930,303,160.92


     (h)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $7,049,654,379.31


  2.  Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A           Class B
                                                   --------          -------

                                                        $0.00            $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                   Class A           Class B
                                                   -------            -------
                                                 0.00000000         0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------


                                                  $0.00                $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------

                                               0.00000000            0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                       $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.


                                                 Class A             Class B
                                                 -------             -------

                                               0.00000000            0.00000000


  3.  Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                             $20,000,000.04        $1,052,640.00


   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.


                                                   Shared Amount  Class B Amount
                                                   -------------- --------------

                                                       $0.00      $57,894,760.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                            Shared Amount        Class B Amount
                                            -------------        --------------


                                               0.00%                110.00%

  5.  The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.


      (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------              -------

                                               1.00000000            1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1996-2
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $53,055,230.25    $53,055,230.25            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $58.95025583      $58.95025583      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $2,859,468.13     $2,859,468.13            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $60.36581161      $60.36581161      $0.00000000

Series 1996-2

B.Information Regarding the Performance of the Trust

  1. Collections of Receivables

     (a)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $3,476,197,138.29


     (b)  The aggregate amount of Principal Collections
          processed during the related Due Periods.           $26,330,724,676.33


     (c)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $178,391,917.38


     (d)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,352,361,173.89


     (e)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $9,386,976.25


     (f)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $71,171,314.30


     (g)  The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.        $930,303,160.92


     (h)  The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $7,049,654,379.31


  2.  Investor Losses:  Reimbursement of Charge-Offs

     (a)  The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.



                                                 Class A              Class B
                                                 -------              -------
                                                       $0.00               $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A          Class B
                                               -------          -------
                                                     $0.00            $0.00


     (d)  The amount set forth in paragraph (c)above, per
          $1,000 interest.
                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000


     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                               Class A          Class B
                                               -------          -------

                                                     $0.00            $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A          Class B
                                               -------          -------

                                               0.00000000       0.00000000


  3.  Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                               Class A          Class B
                                               -------          -------

                                            $18,000,000.00       $947,379.96


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                               Shared Amount    Class B Amount
                                               -------------    --------------
                                                        $0.00     $56,842,140.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                            Shared Amount        Class B Amount
                                            -------------        --------------
                                                  0.00%                120.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)  Class A and Class B Certificates.

                                               Class A           Class B
                                               -------           -------

                                               1.00000000        1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1996-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of February 1, 1996,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $36,300,000.00    $36,300,000.00            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $60.50000000      $60.50000000      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $1,973,687.52     $1,973,687.52            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                $62.50000063      $62.50000063      $0.00000000

Series 1996-3


B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $118,899,549.71


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $901,360,027.11


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $6,240,317.24


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $47,297,156.83


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A           Class B
                                                 -------           -------

                                                       $0.00              $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3.  Investor Servicing Fee
      (a)  The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $12,000,000.00        $631,580.04


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------
                                                    $0.00         $18,947,370.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------

                                                    0.00%                 60.00%

  5. The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1996-4
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of April 1, 1996, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $60,517,478.06    $60,517,478.06            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $60.51747806      $60.51747806      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $3,278,285.30     $3,278,285.30            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $62.28692240      $62.28692240      $0.00000000

Series 1996-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $198,173,349.13


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $1,502,356,534.16


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $10,454,243.88


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $79,261,067.62


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement,
           during the related Due Periods.
                                                       Class A       Class B
                                                       -------       -------
                                                           $0.00         $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


3.   Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $20,000,000.04     $1,052,640.00


4.   Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $63,157,920.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------

                                                    0.00%                120.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1997-1
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of August 26, 1997, for Series 1997-1, and relating to the Pooling and Servicing Agreement dated as of August 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                              $13,271,927.08    $13,271,927.08            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $17.69590277      $17.69590277      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $720,436.14       $720,436.14            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $18.25090287      $18.25090287      $0.00000000

Series 1997-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $48,782,038.35


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $365,038,546.66


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $2,525,880.98


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $18,902,733.34


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A           Class B
                                                 -------           -------
                                                      $0.00              $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


 3.  Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $5,000,000.00       $263,160.00


 4.  Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $59,210,550.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------

                                                    0.00%                150.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1997-2
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 15, 1997, for Series 1997-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.



                                       Total          Interest        Principal
                              -------------------------------------------------

                               $5,660,000.00     $5,660,000.00            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $11.32000000      $11.32000000      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $269,940.03       $269,940.03            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $10.25763908      $10.25763908      $0.00000000

Series 1997-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $16,121,529.11


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $118,972,795.41


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.         $862,960.88


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $6,360,126.71


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A           Class B
                                                 -------           -------
                                                      $0.00             $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $1,666,666.66       $87,720.00


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $21,052,640.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    -------------

                                                    0.00%                 80.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1997-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $5,551,153.47     $5,551,153.47            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $8.54023611       $8.54023611      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $301,235.93       $301,235.93            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $8.80523604       $8.80523604      $0.00000000

Series 1997-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $20,939,924.81


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $154,536,191.48


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $1,101,279.90


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $8,110,711.58


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was    $930,303,160.92
           allocated in respect of the Seller Certificate.


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was $7,049,654,379.31 allocated in respect of the Seller Certificate.


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.


                                                 Class A       Class B
                                                 ------        -------
                                                     $0.00          $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $2,166,666.66       $114,036.66


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $51,315,825.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------

                                                    0.00%                150.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1997-4
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of October 31, 1997, for Series 1997-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1997, (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                               $5,386,588.55     $5,386,588.55            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $7.18211807       $7.18211807      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $292,388.58       $292,388.58            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $7.40711810       $7.40711810      $0.00000000

Series 1997-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $24,122,713.91


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $178,021,546.89


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $1,249,283.75


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $9,219,083.68


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                     Class A        Class B
                                                     -------        -------
                                                          $0.00           $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $2,500,000.00       $131,580.00


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                                   $0.00         $59,210,550.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                 Shared Amount    Class B Amount
                                                 -------------    --------------

                                                    0.00%                150.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1994-A
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1997


Pursuant to the Series Supplement dated as of December 20, 1994, for Series 1994-A, and relating to the Pooling and Servicing Agreement dated as of December 1, 1994,(the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1997. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for 1997

   1. Class A Certificates

      (a)  The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                             --------------------------------------------------

                             $124,975,620.69   $124,975,620.69            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                $57.42698570      $57.42698570      $0.00000000


   2. Class B Certificates

      (a)  The amount of distribution to Class
           B Certificateholders on the related Distribution
           Dates.


                                       Total          Interest        Principal
                              -------------------------------------------------

                                       $0.00             $0.00            $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.



                                       Total          Interest        Principal
                              -------------------------------------------------

                                 $0.00000000       $0.00000000      $0.00000000

Series 1994-A

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $3,476,197,138.29


      (b)  The aggregate amount of Principal Collections
           processed during the related Due Periods.          $26,330,724,676.33


      (c)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $430,702,602.76


      (d)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $3,262,234,337.53


      (e)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.               $0.00


      (f)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.               $0.00


      (g)  The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.       $930,303,160.92


      (h)  The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $7,049,654,379.31


   2. Investor Losses:  Reimbursement of Charge-Offs

      (a)  The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                 Class A        Class B
                                                 -------        -------

                                                      $0.00           $0.00

     (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                 Class A             Class B
                                                 -------             -------
                                                      $0.00               $0.00


     (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000

     (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1997.

                                                 Class A             Class B
                                                 -------             -------

                                                      $0.00               $0.00

     (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A             Class B
                                                 -------             -------
                                                 0.00000000          0.00000000


  3. Investor Servicing Fee
     (a)  The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1997.

                                                 Class A             Class B
                                                 -------             -------

                                               $43,500,000.00             $0.00


  4. Available Credit Enhancement Amount
     (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1997.

                                                Shared Amount    Class B Amount
                                                -------------    --------------
                                               $204,000,000.00            $0.00

     (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                                Shared Amount    Class B Amount
                                                -------------    --------------

                                                   8.00%                  0.00%

 5.  The Pool Factor

     The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1997, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

     (a)  Class A and Class B Certificates.

                                                 Class A             Class B
                                                 -------             -------

                                                 1.00000000          0.00000000